Exhibit 10.36

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 31st day of December, 2008, by and among SILICON VALLEY BANK (“Bank”) and LUNA INNOVATIONS INCORPORATED, a Delaware corporation (“LII”), LUNA TECHNOLOGIES, INC., a Delaware corporation (“LTI”; and together with LII, individually as a “Borrower” and collectively as “Borrowers”), whose address is 1 Riverside Circle, Suite 400, Roanoke, Virginia 24016.

RECITALS

A.    Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of May 22, 2008 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.

C.    Borrowers have requested that Bank amend the Loan Agreement to (i) adjust the interest rates under the Revolving Line and Term Loan, (ii) revise the minimum EBITDA covenant set forth in Section 6.7(c) of the Loan Agreement, (iii) add intellectual property as Collateral, and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 2.3 (Payment of Interest on the Credit Extensions). Section 2.3(a) is amended in its entirety and replaced with the following:

(a) Interest Rate.

(i) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the greater of (i) one percentage point (1.0%) above the Prime Rate or (ii) five percentage points (5.0%), which interest shall be payable monthly in accordance with Section 2.3(f) below.

(ii) Term Loan. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a floating per annum rate equal to the greater of (i) one half of one percentage points (1.50%) above the Prime Rate or (ii) five and one half of one percentage points (5.50%), which interest shall be payable monthly.

2.2    Grant of a Security Interest in Borrowers’ Intellectual Property. Each Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, its intellectual property, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Additionally, each Borrower hereby reaffirms its grant to Bank, to secure the payment and performance in full of all of the Obligations, of a continuing security interest in, and pledge to Bank, of the Collateral, including, without limitation, the personal property added to Exhibit A by this Amendment.

2.3    Section 5.2 (Collateral). Section 5.2 is amended by adding the following paragraph immediately after the second paragraph as follows:

Each Borrower is the sole owner of its intellectual property, except for (a) non-exclusive licenses granted to its customers in the ordinary course of business and (b) exclusive licenses granted to customers in the ordinary course of business. Each patent is valid and enforceable, and no part of the intellectual property has been judged invalid or unenforceable, in whole or in part, and to the best of each Borrower’s knowledge, no claim has been made that any part of the intellectual property violates the rights of any third party except to the extent such claim could not reasonably be expected to have a material adverse effect on each Borrower’s business. Except as noted on the Perfection Certificate, no Borrower is a party to, nor is bound by, any material license or other agreement with respect to which such Borrower is the licensee that prohibits or otherwise restricts such Borrower from granting a security interest in such Borrower’s interest in such license or agreement or any other property, or for which a default under or termination of could interfere with the Bank’s right to sell any Collateral. Borrowers shall provide written notice to Bank within thirty (30) days of entering or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public). Borrowers shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all such licenses or agreements to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future, and (y) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

2.4    Section 6.7 (Financial Covenants). Section 6.7(c) is amended in its entirety and replaced with the following:

(c) EBITDA. Maintain, measured as of the end of each fiscal quarter during the following periods, EBITDA of at least the following:

Period	Minimum EBITDA[****]
Quarter ending December 31, 2008	($1,750,000)
Quarter ending March 31, 2009	($2,000,000)
Quarter ending June 30, 2009	($1,300,000)
Quarter ending September 30, 2009	($250,000)
Quarter ending December 31, 2009	($250,000)
Each quarter thereafter	$1.00

[****]

2.5    Section 7.1 (Dispositions). Section 7.1 is amended in its entirety and replaced with the following:

7.1    Dispositions.

Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens and Permitted Investments; (d) of non-exclusive licenses for the use of the property of any Borrower or any of its Subsidiaries in the ordinary course of business; and (e) of exclusive licenses for the use of the property of any Borrower or any of its Subsidiaries, provided: (x) all such exclusive licenses are in the ordinary course of business and there is no Lien or security interest associated with the exclusive license, and (y) such arrangements do not operate to effect a legal transfer of title of the licensed property.

2.6    Section 7.5 (Encumbrance). Section 7.5 is amended in its entirety and replaced with the following:

7.5    Encumbrance.

Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein.

2.7    Section 13 (Definitions).

(a) The following term and its definition is hereby added to Section 13.1:

“IP Agreements” means (i) that certain Intellectual Property Security Agreement executed and delivered by LII to Bank dated as of December 31, 2008 and (ii) that certain Intellectual Property Security Agreement executed and delivered by LTI to Bank dated as of December 31, 2008.

(b) The following term and its definition set forth in Section 13.1 is hereby amended in its entirety and replaced with the following:

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the IP Agreements, the Subordination Agreement, the Guaranties, any note, or notes executed by any Borrower and any other present or future agreement between any Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

(c) Clause (h) of the definition of the term “Permitted Liens” in Section 13.1 is hereby amended in its entirety and replaced with the following:

(h) non-exclusive license of intellectual property granted to third parties in the ordinary course of business, or other licenses of intellectual property permitted under Section 7.1 of this Agreement;

2.8    Exhibit A. The Collateral described in Exhibit A of the Loan Agreement is replaced in its entirety with the Collateral description attached hereto as Exhibit A.

2.9    Compliance Certificate. The Compliance Certificate to the Loan Agreement is replaced in its entirety with Exhibit E attached hereto.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of each Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting each Borrower, (b) any contractual restriction with a Person binding on each Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on each Borrower, or (d) the organizational documents of each Borrower;

4.6    The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on each Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the Intellectual Property Security Agreement substantially in the form attached hereto as Schedule 1, duly executed and delivered by LII, (c) Bank’s receipt of the Intellectual Property Security Agreement substantially in the form attached hereto as Schedule 2, duly executed and delivered by LTI, (d) the proper filing of a UCC amendment to financing statement adding intellectual property to the Collateral with the State of Delaware, (e) Borrowers’ payment of a non-refundable amendment fee in an amount equal to Seven Thousand Five Hundred Dollars ($7,500), and (f) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:	/s/ Megan Scheltel
Name:	Megan Scheltel
Title:	SVP

BORROWERS

LUNA INNOVATIONS INCORPORATED

By:	/s/ Scott A. Graeff
Name:	Scott A. Graeff
Title:	Treasurer and Chief Commercialization Officer

LUNA TECHNOLOGIES, INC.

By:	/s/ Scott A. Graeff
Name:	Scott A. Graeff
Title:	Treasurer and Chief Commercialization Officer

[Signature Page to First Amendment to Loan and Security Agreement]

Schedule 1

Form of Intellectual Property Security Agreement (LII)

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of December 31, 2008 by and between SILICON VALLEY BANK (“Bank”) and LUNA INNOVATIONS INCORPORATED, a Delaware corporation (“Grantor”).

RECITALS

A. Bank has made certain advances of money and extended certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated May 22, 2008 (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to enter into that certain First Amendment to Loan and Security Agreement dated as of even date herewith by and between Bank and Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

Schedule 1 Page 1

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan

Schedule 1 Page 2

Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature Page Follows.]

Schedule 1 Page 3

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	LUNA INNOVATIONS INCORPORATED

1 Riverside Circle, Suite 400 Roanoke, Virginia 24016 Attn: Fourd Kemper	By:
Name: Title:

BANK:

Address of Bank:	SILICON VALLEY BANK

8020 Towers Crescent Drive, Suite 475 Vienna, Virginia 22182 Attn: Heather Parker, Relationship Manager	By:
Name: Title:

Schedule 1 Page 4

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date	Security Interest/ Ownership Issues
NONE	N/A	N/A	N/A

Exhibit A Page 1

EXHIBIT B

Patents

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
METHOD AND APPARATUS FOR ACOUSTICALLY WEIGHING MOVING LOADS	7,454,972	11/25/2008	Luna Innovations

IDENTIFYING OPTICAL FIBER SEGMENTS AND DETERMINING CHARACTERISTICS OF AN OPTICAL DEVICE UNDER TEST BASED ON FIBER SEGMENT SCATTER PATTERN DATA	7,440,087	02/23/2005	Luna Innovations

APPARATUS AND METHOD FOR THE COMPLETE CHARACTERIZATION OF OPTICAL DEVICES INCLUDING LOSS, BIREFRINGENCE AND DISPERSION EFFECTS	7,042,573	11/18/2004	Luna Innovations

APPARATUS AND METHOD FOR CORRECTING ERRORS GENERATED BY A LASER WITH NON-IDEAL TUNING CHARACTERISTICS	6,900,897	04/01/2004	Luna Innovations

IDENTIFYING OPTICAL FIBER SEGMENTS AND DETERMINING CHARACTERISTICS OF AN OPTICAL DEVICE UNDER TEST BASED ON FIBER SEGMENT SCATTER PATTERN DATA	7,440,087	10/21/2008	Luna Innovations

FLAME-RETARDANT SYNTHETIC TEXTILE ARTICLES AND METHODS OF MAKING THE SAME	7,423,079	09/09/2008	Luna Innovations

DYNAMIC ACOUSTIC THERMOMETER	7,404,671	07/29/2008	Luna Innovations

HETERODYNE OPTICAL SPECTRUM ANALYZER	7,388,673	06/17/2008	Luna Innovations

POLARIZATION DIVERSITY DETECTION WITHOUT A POLARIZING BEAM SPLITTER	7,379,168	05/27/2008	Luna Innovations

CALCULATION OF BIREFRINGENCE IN A WAVEGUIDE BASED ON RAYLEIGH SCATTER	7,330,245	02/12/2008	Luna Innovations

Exhibit B Page 1

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
FLAME-RETARDANT SYNTHETIC RESIN ARTICLES CONTAINING FLAME-RETARDANT SUPERABSORBENT POLYMER (SAP) PARTICLES	7,329,461	02/12/2008	Luna Innovations*	*Divsional of 7001942

ACOUSTIC CONCEALED ITEM DETECTOR	7,319,639	01/15/2008	Luna Innovations

OPTICAL DEVICE FOR MEASURING OPTICAL PROPERTIES OF A SAMPLE AND METHOD RELATING THERETO	7,209,223	04/24/2007	Luna Innovations

COMPOSITE STRUCTURES, SUCH AS COATED WIRING ASSEMBLIES, HAVING INTEGRAL FIBER OPTIC-BASED CONDITION DETECTORS AND SYSTEMS WHICH EMPLOY THE SAME	7,154,081	12/26/2006	Luna Innovations

METHOD AND APPARATUS FOR DETERMINING AND ASSESSING A CHARACTERISTIC OF A MATERIAL	7,082,833	08/01/2006	Luna Innovations

TUNABLE DIELECTRIC DEVICE AND PROCESS RELATING THERETO	7,060,636	06/13/2006	Luna Innovations

APPARATUS AND METHOD FOR THE COMPLETE CHARACTERIZATION OF OPTICAL DEVICES INCLUDING LOSS, BIREFRINGENCE AND DISPERSION EFFECTS	7,042,573	05/09/2006	Luna Innovations

CONTAMINATION-RESISTANT COATED SUBSTRATES	7,018,709	03/28/2006	Luna Innovations

BOND TESTING SYSTEM, METHOD, AND APPARATUS	7,017,422	03/28/2006	Luna Innovations

BIOSENSORS HAVING ENHANCED ENVIRONMENTAL SENSITIVITY	7,010,182	03/07/2006	Luna Innovations

FLAME RETARDANT THERMOSET RESINS AND METHODS OF MAKING THE SAME	7,001,942	02/21/2006	Luna Innovations

Exhibit B Page 2

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
FIBER-OPTIC FLOW CELL AND METHOD RELATING THERETO	6,987,897	01/17/2006	Luna Innovations

DEVICES, SYSTEMS, AND METHODS FOR SENSING MOISTURE	6,965,708	11/15/2005	Luna Innovations

APPARATUS AND METHOD FOR CORRECTING ERRORS GENERATED BY A LASER WITH NON-IDEAL TUNING CHARACTERISTICS	6,900,897	05/31/2005	Luna Innovations

FIBER-OPTIC APPARATUS AND METHOD FOR MAKING SIMULTANEOUS MULTIPLE PARAMETER MEASUREMENTS	6,898,337	05/24/2005	Luna Innovations

APPARATUS AND METHOD FOR THE COMPLETE CHARACTERIZATION OF OPTICAL DEVICES INCLUDING LOSS, BIREFRINGENCE AND DISPERSION EFFECTS	6,856,400	02/15/2005	Luna Innovations

INTERFEROMETRIC SENSORS UTILIZING BULK SENSING MEDIUMS EXTRINSIC TO THE INPUT/OUTPUT OPTICAL FIBER	6,671,055	12/30/2003	Luna Innovations

FIBER OPTIC SYSTEM	6,571,639	06/03/2003	Luna Innovations

IMAGING AND TREATMENT METHOD FOR BODY	6,471,942	10/29/2002	Luna Innovations

FLEXIBLE FIBER OPTIC MICROBEND DEVICE, WITH INTERLOCKING FLEXIBLE FIBERS, SENSORS, AND METHOD USE	6,429,421	08/06/2002	Luna Innovations

FIBER OPTIC WALL SHEAR STRESS SENSOR	6,426,796	07/30/2002	Luna Innovations & Virginia Tech Intellectual Properties

OPTICAL WAVEGUIDE SENSORS HAVING HIGH REFRACTIVE INDEX SENSITIVITY	6,366,722	04/02/2002	Luna Innovations

OPTICAL SENSOR ARRANGEMENT	6,343,168	01/29/2002	Luna Innovations

EXTRINISIC OPTICAL WAVEGUIDE SENSORS	6,341,185	01/22/2002	Luna Innovations

SINGLE-ENDED LONG PERIOD GRATING OPTICAL DEVICE	6,275,628	08/14/2001	Luna Innovations

Exhibit B Page 3

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
NON-LITHOGRAPHIC PROCESS FOR PRODUCING NANOSCALE FEATURES ON A SUBSTRATE	6,270,946	08/07/2001	Luna Innovations

OPTICAL FIBER HOLDER	6,215,943	04/10/2001	Luna Innovations

PROCESS FOR PREPARING AN OPTICAL FIBER SENSOR WITH ENHANCED SENSITIVITY	6,035,082	03/07/2000	Luna Innovations

OPTICAL SENSOR ACTIVATION DEVICE	6,021,240	02/01/2000	Luna Innovations

OPTICAL FIBER LONG PERIOD SENSOR HAVING A REACTIVE COATING	5,864,641	01/26/1999	Luna Innovations

OPTICAL WAVEGUIDE SENSOR ARRANGEMENT HAVING GUIDED MODES-NO GUIDED MODES GRATING COUPLER	5,641,956	06/24/1997	Luna Innovations & Lucent Technologies

METHOD AND APPARATUS FOR THE NON-INVASIVE DETECTION AND CLASSIFICATION OF EMBOLI	5,441,051	08/15/1995	Luna Innovations

METHOD AND APPARATUS FOR CLASSIFYING GASEOUS AND NON-GASEOUS OBJECTS	12/053,289	03/21/2008	Luna Innovations

LIPOSOME CARRIERS FOR IN VIVO DELIVERY OF FULLERENES	12/073,232	03/03/2008	Luna Innovations

STEROID DERIVATIVES OF FULLERENES	12/073,231	03/03/2008	Luna Innovations

AMPHIPHILIC OR LIPOPHILIC POLAR FUNCTIONALIZED FULLERENES AND THEIR USES	12/073,230	03/03/2008	Luna Innovations

METHOD AND APPARATUS FOR CLASSIFYING GASEOUS AND NON-GASEOUS OBJECTS	12/053,289	03/21/2008	Luna Innovations

FIBER OPTIC POSITION AND/OR SHAPE SENSING BASED ON RAYLEIGH SCATTER	12/047,056	03/12/2008	Luna Innovations

WIRELESS CORROSION SENSOR	12/027,850	02/07/2008	Luna Innovations

SENSORS, METHODS AND SYSTEMS FOR DETERMINING PHYSICAL EFFECTS OF A FLUID	11/987,411	11/29/2007	Luna Innovations

Exhibit B Page 4

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
DISTRIBUTED STRAIN AND TEMPERATURE DISCRIMINATION IN POLARIZATION MAINTAINING FIBER	11/808,260	06/07/2007	Luna Innovations

DIGITAL PULSED PHASE LOCKED LOOP	11/806,475	05/31/2007	Luna Innovations

ULTRASONIC MATERIAL MONITOR FOR DETERMINING A CHARACTERISTIC OF THE MATERIAL	11/782,229	07/24/2007	Luna Innovations

HIGH RESOLUTION INTERFEROMETRIC OPTICAL FREQUENCY DOMAIN REFLECTOMETRY (OFDR) BEYOND THE LASER COHERENCE LENGTH	11/779,527	07/18/2007	Luna Innovations

METHOD AND APPARATUS FOR CALIBRATING AN ULTRASONIC SENSING SYSTEM USED TO DETECT MOVING OBJECTS	11/651,105	01/09/2007	Luna Innovations

DEMODULATION METHOD AND APPARATUS FOR FIBER OPTIC SENSORS	11/639,419	12/15/2006	Luna Innovations

FIBER OPTIC POSITION AND SHAPE SENSING DEVICE AND METHOD RELATING THERETO	11/535,438	09/26/2006	Luna Innovations

ULTRASONIC METHOD TO DETERMINE BONE PARAMETERS	11/429,455	05/04/2006	Luna Innovations

CHEMICAL SEPARATION METHOD FOR FULLERENES	11/322,233	01/03/2006	Luna Innovations

METHOD FOR DETECTING DAMAGE	11/278,045	03/30/2006	Luna Innovations

PURE-CHIRALITY CARBON NANOTUBES AND METHODS	11/274,097	11/16/2005	Luna Innovations

OPTICAL DEVICE FOR MEASURING OPTICAL PROPERTIES OF A SAMPLE AND METHOD RELATING THERETO	11/272,624	11/14/2005	Luna Innovations

FIBER OPTIC POSITION AND SHAPE SENSING DEVICE AND METHOD RELATING THERETO	11/180,389	07/13/2005	Luna Innovations

FIBER-OPTIC FLOW CELL AND METHOD RELATING THERETO (ABANDONED)	10/940,256	09/14/2004	Luna Innovations

Exhibit B Page 5

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
NANO-METAL COMPOSITE MADE BY DEPOSITION FROM COLLOIDAL SUSPENSIONS	10/941,014	09/15/2004	Luna Innovations & Virginia Tech Intellectual Properties

METHOD AND APPARATUS FOR DETERMINING AND ASSESSING A CHARACTERISTIC OF A MATERIAL	10/860,636	06/04/2004	Luna Innovations

REMOTE TEMPERATURE SENSING OF SMALL VOLUME AND RELATED APPARATUS THEREOF	2004/0131504	09/17/2003	Luna Innovations & University of Virginia Patent Foundation

PEGYLATION AND HYDROXYLATION OF TRIMETALLIC NITRIDE ENDOHEDRAL METALLOFULLERENES	2008/594,432	03/25/2005	Luna Innovations*	* Assignment info unavailable on USPTO website, but internal docs available

PHOTOVOLTAIC DEVICE WITH TRIMETASPHERES	10/594,073	03/25/2005	Luna Innovations	* Assignment info unavailable on USPTO website, but internal docs available

TRIMETASPHERES FOR ION SELECTIVE MEMBRANES	10/594,028	03/25/2005	Luna Innovations	* Assignment info unavailable on USPTO website, but internal docs available

TRIMETASPHERES AS DRY LUBRICANTS, WET LUBRICANTS, LUBRICANT ADDITIVES, LUBRICANT COATINGS, CORROSION-RESISTANT COATINGS AND THERMALLY-CONDUCTIVE MATERIALS	10/594,027	03/25/2005	Luna Innovations	* Assignment info unavailable on USPTO website, but internal docs available

PROCESS AND SYSTEMS FOR THE EFFICIENT PRODUCTION OF POLYMERIC MICROSPHERES	10/590,454	08/24/2006	Luna Innovations

METHOD AND APPARATUS FOR CALIBRATING MEASUREMENT EQUIPMENT	10/570,257	12/11/2006	Luna Innovations

MICROSENSOR FOR PHYSIOLOGICAL PRESSURE MEASUREMENT	10/132,894	04/25/2002	Luna Innovations & Mayo Foundation for Education and Research

Exhibit B Page 6

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
METHOD AND APPARATUS FOR ACOUSTICALLY ENHANCED REMOVAL OF BUBBLES FROM A FLUID	PCT/US2008/006826	05/30/2008	Luna Innovations

METHOD AND APPARATUS FOR CLASSIFYING GASEOUS AND NON-GASEOUS OBJECTS	PCT/US2008/003732	03/21/2008	Luna Innovations

FIBER OPTIC POSITION AND/OR SHAPE SENSING BASED ON RAYLEIGH SCATTER	PCT/US2008/003236	03/12/2008	Luna Innovations

STEROID DERIVATIVES OF FULLERENES	PCT/US2008/002791	03/03/2008	Luna Innovations

AMPHIPHILIC OR LIPOPHILIC POLAR FUNCTIONALIZED FULLERENES AND THEIR USES	PCT/US2008/002790	03/03/2008	Luna Innovations

LIPOSOME CARRIERS FOR IN VIVO DELIVERY OF FULLERENES	PCT/US2008/002789	03/03/2008	Luna Innovations

ULTRASONIC MATERIAL MONITOR FOR DETERMINING A CHARACTERISTIC OF THE MATERIAL	PCT/US2007/016625	07/25/2007	Luna Innovations

HARDWARE-FACILITATED SECURE SOFTWARE EXECUTION ENVIRONMENT	PCT/US2007/004232	02/20/2007	Luna Innovations

METHOD AND APPARATUS FOR CALIBRATING AN ULTRASONIC SENSING SYSTEM USED TO DETECT MOVING OBJECTS	PCT/US2007/000304	01/09/2007	Luna Innovations

ADDITIVE PARTICLES HAVING SUPERHYDROPHOBIC CHARACTERISTICS AND COATINGS AND METHODS OF MAKING AND USING THE SAME	PCT/US2006/031035	08/09/2006	Luna Innovations

HIGH RESOLUTION INTERFEROMETRIC OPTICAL FREQUENCY DOMAIN REFLECTOMETRY (OFDR) BEYOND THE LASER COHERENCE LENGTH	PCT/US2007/016230	07/18/2007	Luna Innovations

DISTRIBUTED STRAIN AND TEMPERATURE DISCRIMINATION IN POLARIZATION MAINTAINING FIBER	PCT/US2007/013471	06/07/2007	Luna Innovations

DIGITAL PULSED PHASE LOCKED LOOP	PCT/US2007/012833	05/31/2007	Luna Innovations

Exhibit B Page 7

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
DEMODULATION METHOD AND APPARATUS FOR FIBER OPTIC SENSORS	PCT/US2006/047719	12/15/2006	Luna Innovations

SELF-DECONTAMINATING SURFACE COATINGS AND ARTICLES PREPARED THEREFROM	PCT/US2006/039676	10/11/2006	Luna Innovations

PURE-CHIRALITY CARBON NANOTUBES AND METHODS	PCT/US2005/041829	11/17/2005	Luna Innovations

ULTRASONIC METHOD TO DETERMINE BONE PARAMETERS	PCT/US2006/017858	05/04/2006	Luna Innovations

METHOD AND APPARATUS FOR ENHANCING THE DETECTING AND TRACKING OF MOVING OBJECTS USING ULTRASOUND	PCT/US2006/017654	05/08/2006	Luna Innovations

METHOD FOR DETECTING DAMAGE	PCT/US2006/011633	03/30/2006	Luna Innovations

DYNAMIC ACOUSTIC THERMOMETER	PCT/US2006/009624	03/10/2006	Luna Innovations

CALCULATION OF BIREFRINGENCE IN A WAVEGUIDE BASED ON RAYLEIGH SCATTER	PCT/US2006/008438	03/09/2006	Luna Innovations

CHEMICAL SEPARATION METHOD FOR FULLERENES	PCT/US2006/000047	01/03/2006	Luna Innovations

COMPENSATING FOR TIME VARYING PHASE CHANGES IN INTERFEROMETRIC MEASUREMENTS	PCT/US2005/045002	12/13/2005	Luna Innovations

ACOUSTIC CONCEALED ITEM DETECTOR	PCT/US2005/037322	10/18/2005	Luna Innovations

OPTICAL DEVICE FOR MEASURING OPTICAL PROPERTIES OF A SAMPLE AND METHOD RELATING THERETO	PCT/US2005/040796	11/14/2005	Luna Innovations

A(3-n)XnN&commat;C80 ENDOHEDRAL METALLOFULLERENES AS LUBRICANT OF ADDITIVE, CORROSION-RESISTANT COATING, AND THERMALLY-CONDUCTIVE MATERIALS.	PCT/US2005/010217	03/25/2005	Luna Innovations

TRIMETASPHERES FOR ION SELECTIVE MEMBRANES	PCT/US2005/010215	03/25/2005	Luna Innovations

Exhibit B Page 8

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
PHOTOVOLTAIC DEVICE WITH TRIMETASPHERES	PCT/US2005/010214	03/25/2005	Luna Innovations

BONDING TESTING SYSTEM, METHOD, AND APPARATUS	PCT/US2005/010445	03/28/2005	Luna Innovations

POLYHYDROXY HYDROGENSULFATED TRIMETALLIC NITRIDE ENDOHEDRAL METALLOFULLERENES	PCT/US2005/010220	03/25/2005	Luna Innovations

PEGYLATION AND HYDROXYLATION OF TRIMETALLIC NITRIDE ENDOHEDRAL METALLOFULLERENES	PCT/US2005/010219	03/25/2005	Luna Innovations

METHOD OF MAKING MULTIPLE CARBONACEOUS NANOMATERIALS	PCT/US2005/010218	03/25/2005	Luna Innovations

OPTICAL LIMITER HAVING TRIMETALLIC NITRIDE ENDOHEDRAL METALLOFULLERENE FILMS	PCT/US2005/010216	03/25/2005	Luna Innovations

PROCESS AND SYSTEMS FOR THE EFFICIENT PRODUCTION OF POLYMERIC MICROSPHERES	PCT/US2005/005617	02/23/2005	Luna Innovations

TUNABLE DIELECTRIC DEVICE AND PROCESS RELATING THERETO	PCT/US2004/033022	10/07/2004	Luna Innovations

METHOD AND APPARATUS FOR ASSESSING A MATERIAL	PCT/US2004/017964	06/04/2004	Luna Innovations

FLAME RETARDANT THERMOSET RESINS AND METHODS OF MAKING THE SAME	PCT/US2004/012657	04/22/2004	Luna Innovations

FIBER-OPTIC APPARATUS AND METHOD FOR MAKING SIMULTANEOUS MULTIPLE PARAMETER MEASUREMENTS	PCT/US2004/008568	03/19/2004	Luna Innovations

FIBER-OPTIC FLOW CELL AND METHOD RELATING THERETO	PCT/US2003/034187	10/28/2003	Luna Innovations

REMOTE TEMPERATURE SENSING OF SMALL VOLUME AND RELATED APPARATUS THEREOF	PCT/US2003/029249	09/17/2003	Luna Innovations

BIOSENSORS HAVING ENHANCED ENVIRONMENTAL SENSITIVITY	PCT/US2003/017243	06/02/2003	Luna Innovations

Exhibit B Page 9

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date	Security Interest/ Ownership Issues
EDAC (Registered)	3,352,839	12/11/2007

EN-TACT (Registered)	3,321,824	10/23/2007

TRIMETASPHERES (Registered)	3,230,571	04/17/2007

DESIGN ONLY (Registered)	3,093,823	05/16/2006

LUNA INNOVATIONS (Registered)	2,771,969	10/07/2003

THE AMANUET ARCHITECTURE (Abandoned)	78/809,884	02/08/2006

SECURING SILICON AND SOFTWARE (Abandoned)	78/809,869	02/08/2006

AMANUET (Pending)	78/809,842	02/08/2006

APHROTROPHIN (Abandoned)	78/802,376	01/30/2006

ACCELERATING THE INNOVATION PROCESS (Abandoned)	78/570,779	02/18/2005

Exhibit C Page 1

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
NONE	N/A	N/A

Exhibit D Page 1

Schedule 2

Form of Intellectual Property Security Agreement (LTI)

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of December 31, 2008 by and between SILICON VALLEY BANK (“Bank”) and LUNA TECHNOLOGIES, INC., a Delaware corporation (“Grantor”).

RECITALS

A. Bank has made certain advances of money and extended certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated May 22, 2008 (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to enter into that certain First Amendment to Loan and Security Agreement dated as of even date herewith by and between Bank and Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

Schedule 2 Page 1

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan

Schedule 2 Page 2

Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature Page Follows.]

Schedule 2 Page 3

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	LUNA TECHNOLOGIES, INC.

1 Riverside Circle, Suite 400	By:
Roanoke, Virginia 24016 Attn: Fourd Kemper	Name: Title:

BANK:

Address of Bank:	SILICON VALLEY BANK

8020 Towers Crescent Drive, Suite 475	By:
Vienna, Virginia 22182 Attn: Heather Parker, Relationship Manager	Name: Title:

Schedule 2 Page 4

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date	Security Interest/ Ownership Issues
NONE	N/A	N/A	N/A

Exhibit A Page 1

EXHIBIT B

Patents

Title	Patent/Patent Application Number (Publication Number)	Issue/Filing Date	Owner/ Assignee	Security Interest/ Ownership Issues
BICYCLE STORAGE ELEVATOR	6,729,478	05/04/2004	Luna Technologies

METHOD AND APPARATUS FOR CALIBRATING MEASUREMENT EQUIPMENT	PCT/US2004/028273	09/01/2004	Luna Technologies

APPARATUS AND METHOD FOR CORRECTING ERRORS GENERATED BY A LASER WITH NON-IDEAL TUNING CHARACTERISTICS	PCT/US2004/009991	04/01/2004	Luna Technologies

HETERODYNE OPTICAL SPECTRUM ANALYZER	PCT/US2003/021337	07/08/2003	Luna Technologies

POLARIZATION DIVERSITY DETECTION WITHOUT A POLARIZING BEAM SPLITTER	PCT/US2003/021336	07/08/2003	Luna Technologies

PHOTOLUMINESCENT LIGHT EMITTER WITH ENHANCED PHOTOMETRIC BRIGHTNESS CHARACTERISTICS	PCT/IB1998/002113	11/25/1998	Luna Technologies

Exhibit B Page 1

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date	Security Interest/ Ownership Issues
OPTICAL COMPONENT DNA (Abandoned)	76/363,677	01/29/2002

Exhibit C Page 1

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
NONE	N/A	N/A

Exhibit D Page 1

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Exhibit A Page 1

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:

FROM:     LUNA INNOVATIONS INCORPORATED AND LUNA TECHNOLOGIES, INC.

The undersigned authorized officers of Luna Innovations Incorporated and Luna Technologies, Inc. (collectively, the “Borrowers”) certify that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (1) Each Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Each Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings	Monthly within 30 days	Yes No
The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio (on a monthly basis)	1.25:1.0	:1.0	Yes No
Minimum Liquidity (at all times)*	1.75:1.0**	:1.0	Yes No
Minimum EBITDA (on a quarterly basis)	$ **	$	Yes No
Fixed Charged Coverage Ratio (on a monthly basis)	1.25:1.0	:1.0	Yes No

*	Minimum Liquidity Covenant applies when Borrowers’ Fixed Charge Coverage Ratio is less than or equal to 1.25 to 1.00.
**	See schedule 1 for required amount.

Exhibit E Page 1

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

LUNA INNOVATIONS INCORPORATED	BANK USE ONLY

By:	Received by:
Name: Title: LUNA TECHNOLOGIES, INC. By: Name: Title:	AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

Exhibit E Page 2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrowers

Dated:

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.    Adjusted Quick Ratio (Section 6.7(a))

Required:    1.25:1.00

Actual:

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Borrowers	$

B.	Aggregate value of the net billed accounts receivable of Borrowers	$

C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrower	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrowers’ consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line E above that matures within one (1) year	$

F.	Aggregate value of all amounts received or invoiced by Borrowers in advance of performance under contracts and not yet recognized as revenue	$

G.	Line R minus line F	$

H.	Adjusted Quick Ratio (line D divided by line G)	:1.00

Is line H equal to or greater than 1.25:1:00?

No, not in compliance	Yes, in compliance

II.    Liquidity (Section 6.7(b))

Required:    $                 1.75 times line D below

Actual:         $

A.	Unrestricted cash and Cash Equivalents	$

B.	Availability Amount	$

C.	Liquidity (line A plus line B)	$

D.	Unpaid Principal Balance of Term Loan	$

Schedule 1 to Compliance Certificate Page 1

Is line C equal to or greater than 1.75 times Line D?

No, not in compliance	Yes, in compliance

III.    EBITDA (Section 6.7(c))

Required:    See chart below

Period	Minimum EBITDA[****]
Quarter ending December 31, 2008	($1,750,000)
Quarter ending March 31, 2009	($2,000,000)
Quarter ending June 30, 2009	($1,300,000)
Quarter ending September 30, 2009	($250,000)
Quarter ending December 31, 2009	($250,000)
Each quarter thereafter	$1.00

[****]

Actual: $

A.	Net Income of Borrowers	$

B.	To the extent included in the determination of Net Income	$

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net Interest Expense	$

	5. Reasonable add-backs for non-cash, non-recurring items	$

	6. The sum of lines 1 through 5	$

C.	EBITDA (line A plus line B.6)	$

D.	Required EBITDA (from chart above)	$

Is line C equal to or greater than line D?

No, not in compliance	Yes, in compliance

Schedule 1 to Compliance Certificate Page 2

IV.    Fixed Charge Coverage Ratio

*The Liquidity covenant in Section II above is not applicable when each Borrower’s Fixed Charge Coverage Ratio is greater than 1.25:1.00.

Actual fixed Charge Coverage Ratio:         :1.00

A.	Net Income for the trailing 12 months	$
B.	To the extent included in the determination of Net Income
	1. The provision for income taxes for the trailing 12 months	$
	2. Depreciation expense for the trailing 12 months	$
	3. Amortization expense for the trailing 12 months	$
	4. Net Interest Expense for the trailing 12 months	$
	5. Reasonable add-backs to EBITDA for non-cash and non-recurring items for the trailing 12 months	$
	6. The sum of lines 1 through 5	$
C.	EBITDA for the trailing 12 months (line A plus line B.6)	$
D.	Line C divided by four	$
E.	Unfinanced capital expenditures for the trailing three months	$
F.	Interest Expense for the trailing three months	$
G.	Income taxes paid in cash for the trailing three months	$
H.	Required scheduled principal payments on Indebtedness for the trailing three months	$
I.	Permitted dividends paid in cash for the trailing three months	$
J.	The sum of Lines E through I	$
K.	Fixed Charge Coverage Ratio (Line D divided by line J)	:1.00

Is line K greater than 1.25:1:00?

No	Yes

Schedule 1 to Compliance Certificate Page 3